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                             GE INSTITUTIONAL FUNDS

                       Supplement Dated December 16, 2002
                      To Prospectus Dated January 29, 2002

                  At a meeting held on December 12, 2002, the GE Institutional Funds' Board of Trustees approved a Plan Dissolution, Liquidation and Termination for the Mid-Cap Growth Fund and Emerging Markets Fund (together, the "Funds") pursuant to which the Funds will be liquidated and their assets distributed on a pro rata basis to shareholders. Liquidation of the Funds is expected to occur on or around February 28, 2003.

                  The GE Institutional Funds' Board of Trustees also approved the closing of the Funds to new purchases and incoming exchanges effective December 23, 2002, except as otherwise provided

                  Participants of defined contribution plans (such as a 401K plan) may continue to purchase shares of the Funds through their retirement plan until either the Fund(s) are no longer an investment option within their retirement plan or the Fund's liquidation date, whichever is earlier.

                  Even after the Funds are closed to new investments, shareholders will be permitted to exchange their shares of the Funds for shares of the other GE Institutional Funds, or to redeem their shares of the Funds, as provided in the GE Institutional Funds' Prospectus.

                  For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Funds' liquidation date.